Exhibit 99.1
COVANTA HOLDING CORPORATION ANNOUNCES
CASH TENDER OFFERS AND SOLICITATIONS OF CONSENTS
Covanta Holding Corporation commences Cash Tender Offers
for Any and All of the Outstanding
8 1/2% Senior Secured Notes due 2010 issued by MSW Energy Holdings LLC and
MSW Energy Finance Co., Inc.;
7 3/8% Senior Secured Notes due 2010 issued by MSW Energy Holdings II LLC and
MSW Finance Co. II, Inc.;
and 6.26% Senior Notes due 2015 issued by Covanta ARC LLC; and
Solicitations of Consents
Fairfield, New Jersey (January 23, 2007) — Covanta Holding Corporation (“Covanta”) (NYSE:CVA) announced today that it has commenced cash tender offers for (a) any and all of the outstanding 8 1/2% Senior Secured Notes due 2010 (the “MSW I Notes”) issued by MSW Energy Holdings LLC (“MSW Holdings I”) and its wholly owned subsidiary, MSW Energy Finance Co., Inc. (“MSW Finance I” and, together with MSW Holdings I, “MSW I”) (the “MSW I Tender Offer”); (b) any and all of the outstanding 7 3/8% Senior Secured Notes due 2010 (the “MSW II Notes”) issued by MSW Energy Holdings II LLC (“MSW Holdings II”) and its wholly owned subsidiary, MSW Energy Finance Co. II, Inc. (“MSW Finance II” and, together with MSW Holdings II, “MSW II”) (the “MSW II Tender Offer”); and (c) any and all of the outstanding 6.26% Senior Notes due 2015 (the “ARC Notes” and, together with the MSW I Notes and the MSW II Notes, the “Notes”) of Covanta ARC LLC (“ARC LLC” and, together with MSW I and MSW II, the “Issuers” and each, an “Issuer”) (the “ARC Tender Offer”).
The tender offers are being launched as part of Covanta’s recapitalization plan, as separately announced on Friday, January 19, 2007.
Under the terms of the MSW I Tender Offer, Covanta is offering to purchase the outstanding MSW I Notes for a total consideration, for each $1,000 principal amount of MSW I Notes validly tendered and accepted for payment, equal to the present value on the date of purchase of all future payments on the MSW I Notes to September 1, 2007 (the “MSW I Target Redemption Date”), based on the assumption that the MSW I Notes will be redeemed in full at $1,042.50 per $1,000 principal amount on the MSW I Target Redemption Date and that the yield to the MSW I Target Redemption Date is equal to the sum of (a) the bid-side yield on the 4% U.S. Treasury Note due August 31, 2007, plus (b) 50 basis points (such price being rounded to the nearest $0.01 per $1,000 principal amount of MSW I Notes), minus accrued but unpaid interest to, but not including, the date of purchase.
Under the terms of the MSW II Tender Offer, Covanta is offering to purchase the outstanding MSW II Notes for a total consideration, for each $1,000 principal amount of MSW II Notes validly tendered and accepted for payment, equal to the present value on the date of purchase of all future payments on the MSW II Notes to September 1, 2007 (the “MSW II Target Redemption Date”), based on the assumption that the MSW II Notes will be redeemed in full at $1,036.88 per $1,000 principal amount on the MSW II Target Redemption Date and that the yield to the MSW II Target Redemption Date is equal to the sum of (a) the bid-side yield on the 4% U.S. Treasury Note due August 31, 2007, plus (b) 50 basis points (such price being rounded to the nearest $0.01 per $1,000 principal amount of MSW II Notes), minus accrued but unpaid interest to, but not including, the date of purchase.
Under the terms of the ARC Tender Offer, Covanta is offering to purchase the outstanding ARC Notes for a total consideration, for each $1,000 original principal amount of ARC Notes validly tendered and accepted for payment, equal to the present value of all remaining interest and principal payments (as listed in the Offer to Purchase and Consent Solicitation Statement (the “Offer to Purchase”)), discounted at a yield equal to the sum of (a) the bid-side yield on the 4 5/8% U.S. Treasury Note due December 31, 2011, plus (b) 50 basis points (such price being rounded to the nearest $0.01 per $1,000 original principal amount of the ARC Notes), minus accrued but unpaid interest to, but not including, the date of purchase.
In connection with each of the tender offers, Covanta is soliciting the consents of the holders of each of the Notes to certain proposed amendments to the indentures governing such Notes. The primary purpose of the solicitations and the proposed amendments is to eliminate from the indentures substantially all of the restrictive covenants and certain events of default provisions contained therein.
In connection with each of the tender offers, holders who validly tender (and do not validly withdraw) their Notes prior to 5:00 p.m., New York City time, on February 5, 2007 (the “Consent Payment Deadline”), will be eligible to receive the total consideration. Holders who validly tender their Notes after the Consent Payment Deadline and prior to 5:00 p.m., New York City time, on February 21, 2007 (the “Expiration Date”), will be eligible to receive the tender offer consideration, which equals the total consideration minus the consent payment of $30.00 per $1,000 principal amount of the MSW I and MSW II Notes and $30.00 per $1,000 original principal amount of the ARC Notes. The price determination date for each of the tender offers will be at 2:00 p.m. on February 5, 2007.
Subject to the terms and conditions of each of the tender offers, Covanta will, at such time after the Expiration Date (the “Acceptance Time”), accept for purchase all the Notes validly tendered prior to the Expiration Date. Covanta will pay the total consideration or the tender offer consideration, as applicable, for the Notes accepted for purchase at the Acceptance Time on such date (the “Payment Date”) promptly following the Acceptance Time. Also, on the Payment Date, Covanta will pay accrued and unpaid interest up to, but not including, the Payment Date, on the Notes accepted for purchase at the Acceptance Time.
The consummation of the tender offers is conditioned upon, among other things, (1) the receipt of proceeds sufficient to finance the tender offers and related solicitations of consents from Covanta’s proposed new financings that were separately announced on January 19, 2007, consisting of offerings of common stock and convertible debentures and new senior secured first lien credit facilities of Covanta’s wholly owned subsidiary, Covanta Energy Corporation, which proceeds, together with cash on hand, are sufficient to fund the tender offers, and (2) for each Issuer, the consent of the holders of a majority in aggregate principal amount of that Issuer’s notes to the proposed amendments to the applicable indentures governing such notes. The tender offers are also subject to customary closing conditions. If any of the conditions are not satisfied, Covanta is not obligated to accept for payment, purchase or pay for, or may delay the acceptance for payment of, any tendered Notes, and may terminate the tender offers. Full details of the terms and conditions of the tender offers will be included in the Offer to Purchase.

Holders who validly tender their notes and deliver consents may revoke such consents and withdraw such notes at any time prior to the Consent Payment Deadline, upon compliance with the procedures in the Offer to Purchase. Notes tendered pursuant to the tender offers and consents delivered pursuant to the solicitations may not be validly withdrawn after the Consent Payment Deadline, except upon limited circumstances as are set forth in the Offer to Purchase.
Lehman Brothers Inc. is acting as exclusive dealer manager and solicitation agent for each of the tender offers and related solicitations of consents. The information agent and tender agent for each of the tender offers is D.F. King & Co., Inc. Questions regarding the tender offers and related solicitations of consents may be directed to Lehman Brothers Inc., telephone number (800) 438-3242 (toll free) and (212) 528-7581 (call collect). Requests for copies of the Offer to Purchase and related documents may be directed to D.F. King & Co., Inc., telephone number (800) 758-5378 (toll free) and (212) 269-5550 (banks and brokerage firms). Detailed contact information for D.F. King & Co., Inc. is also provided in the Offer to Purchase.
This announcement is not an offer to purchase, a solicitation of an offer to sell, or a solicitation of consents with respect to the Notes nor is this announcement an offer to sell or solicitation of an offer to purchase new securities. The tender offers and related solicitations of consents are made solely by means of Covanta’s Offer to Purchase and related Letter of Transmittal and Consent.
Covanta Holding Corporation is a New York Stock Exchange listed company engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Covanta’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of energy-from-waste and power generation projects.
About the Issuers
ARC LLC owns partnerships that develop, own and operate energy-from-waste facilities, which combust municipal solid waste and produce energy in the form of electricity and steam. Through such partnerships, ARC LLC owns or controls six energy-from-waste facilities located in the northeastern United States (the “ARC operating facilities”). The subsidiaries of ARC LLC that operate the ARC operating facilities derive revenues principally from disposal or tipping fees received for accepting waste and from the sale of electricity and steam produced by the ARC operating facilities.
Each of MSW Holdings I and MSW Holdings II hold indirectly a 50% interest in ARC LLC. MSW Finance I and MSW Finance II were each formed in 2003 solely for the purpose of serving as a co-issuers of the MSW I Notes and the MSW II Notes, respectively, in order to facilitate the offering of the MSW I Notes and the MSW II Notes. Other than serving as a co-issuers of the MSW I Notes and MSW II Notes, neither MSW Finance I nor MSW Finance II have any operations or assets and do not have any revenues.
Contact:
Gavin Bell
Phone: 973-882-7107
Email: gbell@covantaholding.com

Cautionary Note Regarding Forward Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical facts are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta and the Issuers caution investors that any forward-looking statements made by Covanta or the Issuers are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2005, its Quarterly Report on Form 10-Q for the period ended September 30, 2006, and in other securities filings by Covanta or its subsidiaries and with respect to the Issuers, include but are not limited to those factors, risks and uncertainties that are described in Item 1A “Risk Factors” of MSW I and MSW II’s respective Annual Reports on Form 10-K for the year ended December 31, 2005 and of the MSW I and MSW II joint Quarterly Report on Form 10-Q for the period ended September 30, 2006, and in other securities filings by MSW I and MSW II.
Although Covanta and the Issuers believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of forward-looking statements. Covanta’s and the Issuers’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this prospectus supplement and related prospectus and registration statement are made only as of the date hereof and neither Covanta nor the Issuers have any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.